WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)
Small Cap Growth Fund

Supplement dated February 22, 2013 to the Trust’s Summary Prospectus dated May 1, 2012, with respect to the Small Cap Growth Fund (the “Fund”).

Effective on or about March 24, 2013, the name of the Small Cap Growth Fund will change to the Small Cap Fund and all references to the Small Cap Growth Fund in the Summary Prospectus will be replaced with the Small Cap Fund. Effective on that same date,  the Fund’s benchmark will change from the Russell 2000® Growth Index to the Russell 2000® Index and the Fund will invest in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. Accordingly, the Fund’s shareholders will bear the indirect expenses of the Fund’s assets invested in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio and the management fee charged to the Fund  will change based on the average daily net assets not invested in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio.  In addition, effective on that date, the following other changes will become effective:

The following information replaces the information under the heading “Principal Investment Strategies:”

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.  Small cap companies are those consistent with the market capitalization of the Russell 2000® Index.  As of December 31, 2012, the Russell 2000® Index had an average capitalization of $1.3 billion.  The Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) and in other affiliated investment companies, including the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Fund expects to invest up to 20% of its assets in the Small Company Growth Portfolio and up to 20% of its assets in the Small Company Value Portfolio.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies.  Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Fund’s portfolio.

For the Small Company Growth Portfolio, the following describes the types of securities in which the Small Company Growth Portfolio is permitted to invest:

•	The Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market.

•	The Small Company Growth Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations.

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The Small Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Small Company Growth Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

For the Small Company Value Portfolio, the following describes the types of securities in which the Small Company Value Portfolio is permitted to invest:

•	The Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market.

•	The Small Company Value Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations.

•	The Small Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.

•	The Small Company Value Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following information replaces the first paragraph under the heading “Principal Risks:”

You may lose money by investing in the Fund.  By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Small Company Growth Portfolio and the Small Company Value Portfolio.  Investing in the Fund involves the following principal risks:

The following information is added under the heading “Principal Risks:”

Style Risk:  The risk of investing in the Small Company Growth Portfolio and the Small Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors.  For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

The following information replaces the sub-headings “Equity Risk,” “Market Risk” and “Multi-Managed Fund Risk” under the heading “Principal Risks:”

Equity Risk.  A principal risk of investing in the Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio is equity risk.  This is the risk that the prices of stocks held by the Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk.  For equity securities, stock market movements will affect the Fund’s, the Small Company Growth Portfolio’s and the Small Company Value Portfolio’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio.  There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Multi-Managed Fund Risk.  The Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio are multi-managed funds with multiple subadvisers who employ different strategies.  As a result, the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio may have buy and sell transactions in the same security on the same day.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

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